SUPPLEMENT

DATED APRIL 3, 2013 TO

THE HARTFORD EMERGING MARKETS LOCAL DEBT FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED MARCH 1, 2013

Effective April 12, 2013, changes are being made with respect to the portfolio management team of The Hartford Emerging Markets Local Debt Fund (the “Fund”).  Ricardo Adrogué will no longer serve as a portfolio manager for the Fund.  James W. Valone, CFA and Tieu-Bich Nguyen, CFA will remain as portfolio managers for the Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

April 2013